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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 13, 2004




                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


                                   75-2243266
                      (I.R.S. employer identification no.)

                                     0-17771
                            Commission file number)

                               Six Harrison Street
                               New York, New York
                         (Address of principal executive
                                    offices)

                                      10013
                                   (Zip code)

       Registrant's telephone number, including area code: (212) 925-8745



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

On September 24, 2004 and October 13, 2004, Franklin Credit Management Corporation (the "Company"),through four wholly owned subsidiaries, consummated the acquisition of a mixed pool of $99,361,251 in face amount of performing, sub-performing and nonperforming mortgage loans secured by single family residences, from Master Financial Corporation, N.A., a national mortgage banking company, as seller (the "Seller"), pursuant to a Mortgage Loan Purchase and Sale Agreement with Seller for a purchase price of $82,214,418 plus accrued interest in the amount of $1,123,254. The purchase price was determined through competitive bidding and arms'-length negotiations between the Company and the Seller.

The purchase price was funded by the extentsion of the senior debt (the "Senior Debt") by Sky Financial Bank, an Ohio corporation (the "Bank") pursuant to Company's Master Credit and Security Agreement with the Bank. The new Senior Debt bears interest at a rate initially equal to 5.5% adjusted monthly as provided in the Master Credit Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Mortgage Loan Purchase and Sale Agreement, dated as of September 24, 2004 between the Company and the Seller, which is filed herewith as
Exhibit 10.1.



Item 9.01.  Financial Statements and Exhibits.

Pro forma financial statements required to be filed not later than 71 calender days after the date of the original report will be filed by amendment.

(a)      Financial Statements of Assets Acquired
         See reference above.

(b)      Pro Forma Financial Information
         See reference above

(c)      Exhibits.

The following exhibits are filed as part of this report:

2.2 Mortgage Loan Purchase and Sale Agreement, dated as of September 24, 2004 by and between Franklin Credit Management Corporation and Master Financial Incorporated.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FRANKLIN CREDIT MANAGEMENT CORPORATION

                                               By: /s/ Thomas J. Axon

                                                       Thomas J. Axon
                                                       Chairman

October 19, 2004

Exhibits Index


10.1 Mortgage Loan Purchase and Sale Agreement, dated as of September 24, 2004 by and between Franklin Credit Management Corporation and Master Financial Inc, Inc.




                                Exhibit 10.1

                 MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT



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                     FRANKLIN CREDIT MANAGEMENT CORPORATION,




                                    Purchaser




                             MASTER FINANCIAL, INC.,




                                     Seller



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                         Dated as of September ~ 24, 2004




                      Fixed Rate Residential Mortgage Loans




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






                                TABLE OF CONTENTS

                                                                        Page

SECTION 1.  Definitions..................................................1

SECTION 2.  Agreement to Purchase........................................8

SECTION 3.  Mortgage Schedules...........................................8

SECTION 4.  Purchase Price...............................................8

SECTION 5.  Examination of Mortgage Files................................9

SECTION 6.  Conveyance from Seller to Purchaser..........................9

SECTION 7.  Servicing of the Mortgage Loans..............................11

SECTION 8.  Transfer of Servicing........................................11

SECTION 9.  Representations, Warranties and Covenants of the Seller;
            Remedies for Breach..........................................13

SECTION 10. Closing......................................................20

SECTION 11. Closing Documents............................................21

SECTION 12. Costs........................................................22

SECTION 13. Cooperation of Seller with a Reconstitution..................22

SECTION 14. The Seller...................................................23

SECTION 15. Financial Statements.........................................24

SECTION 16. [Reserved]...................................................25

SECTION 17.  Notices.....................................................25

SECTION 18.  Severability Clause.........................................25

SECTION 19.  Counterparts................................................26

SECTION 20.  Governing Law...............................................26

SECTION 21.  Intention of the Parties....................................26

SECTION 22.  Successors and Assigns; Assignment of
             Purchase Agreement..........................................26

SECTION 23.  Waivers.....................................................27

SECTION 24.  Exhibits....................................................27

SECTION 25.  General Interpretive Principles.............................27

SECTION 26.  Reproduction of Documents...................................27

SECTION 27.  Further Agreements..........................................28

SECTION 28.  [Reserved]..................................................28

SECTION 29.  No Solicitation.............................................28

SECTION 30.  Waiver of Trial by Jury.....................................28

SECTION 31.  Governing Law Jurisdiction; Consent
             to Service of Process.......................................29


                                    EXHIBITS

EXHIBIT A         CONTENTS OF EACH MORTGAGE FILE

EXHIBIT B         FORM OF SELLER'S OFFICER'S CERTIFICATE

EXHIBIT C         FORM OF OPINION OF COUNSEL TO THE SELLER

EXHIBIT D         FORM OF ASSIGNMENT AND CONVEYANCE AGREEMENT

                 MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT

     This MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT (the "Agreement"), dated as of September~24, 2004, by and between Franklin Credit Management Corporation, a Delaware corporation (the "Purchaser"), and Master Financial, Inc., a California corporation (the "Seller").


                              W~I~T~N~E~S~S~E~T~H:


     WHEREAS, the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain first and second lien or unsecured, fixed-rate residential mortgage loans, certain of which are insured by FHA (as defined below) (the "Mortgage Loans") on a servicing released basis as described herein, and which shall be delivered in pools of whole loans (each, a "Mortgage Loan Package") on various dates as provided herein (each, a "Closing Date");


     WHEREAS, each Mortgage Loan is either unsecured or secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package;

     WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing by the Interim Servicer and control of the Mortgage Loans; and

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

SECTION 1. Definitions.

     For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

     Act: The National Housing Act, as amended from time to time.

     Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Mortgage Loan Purchase and Warranties Agreement and all amendments hereof and supplements hereto.

     Assignment and Conveyance Agreement: As defined in Subsection~6.01.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

     Balloon Mortgage Loan: Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date.
     Business Day: Any day other than (i)~a Saturday or Sunday, (ii)~a day on which banking and savings and loan institutions, in the State of New York or the State in which the Interim Servicer's servicing operations are located or
(iii)~the state in which the Custodian's operations are located, are authorized or obligated by law or executive order to be closed.

     Closing Date: The date or dates on which the Purchaser from time to time shall purchase, and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

     Code: Internal Revenue Code of 1986, as amended.

     Collection Account: The separate trust account created and maintained pursuant to the Interim Servicing Agreement (with respect to each Mortgage Loan, as specified therein).

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Custodial Agreement: The agreement(s) governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents. If more than one Custodial Agreement is in effect at any given time, all of the individual Custodial Agreements shall collectively be referred to as the "Custodial Agreement".

     Custodian: U.S. Bank, National Association, and its successors in interest or any successor to the Custodian under the Custodial Agreement as therein provided.

     Cut-off Date: The date or dates designated as such on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

     Deleted Mortgage Loan: A Mortgage Loan that is repurchased by the Seller in accordance with the terms of this Agreement.

     Determination Date: The date specified in the Interim Servicing Agreement (with respect to each Mortgage Loan, for an interim period, as specified therein).
     Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

     Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

     FHA: The Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

     FHA Contract of Insurance: The contract of insurance under Title I covering the related FHA Mortgage Loan.

     FHA Insurance: The insurance proved by FHA pursuant to Title I of the National Housing Act, as evidenced by the FHA Contract of Insurance.

     FHA Mortgage Loan: Each Mortgage Loan eligible for FHA Insurance, as indicated on the related Mortgage Loan Schedule.

     First Lien Loan: A Mortgage Loan secured by a first lien Mortgage on the related Mortgaged Property.

     Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

     HUD: The Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to mortgage insurance issued by the FHA. The term "HUD", for purposes of this Agreement, is also deemed to include subdivisions thereof such as the FHA and Government National Mortgage Association. Insurance Proceeds:
With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including any applicable FHA insurance policies.

     Interim Servicer: The servicer under the Interim Servicing Agreement, or its successor in interest or assigns, or any successor to the Interim Servicer under the Interim Servicing Agreement, as therein provided. Initially the Interim Servicer shall be the Seller.

     Interim Servicing Agreement: The agreement to be entered into by the Purchaser and the Interim Servicer, providing for the Interim Servicer to service the Mortgage Loans as specified by the Interim Servicing Agreement.

     Liquidated Mortgage Loan: Each Mortgage Loan identified as a Liquidated Mortgage Loan on the related Mortgage Loan Schedule.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.
     Manufactured Home: A single family residential unit that is constructed in a factory in sections in accordance with the Federal Manufactured Home Construction and Safety Standards adopted on July~15, 1976, by the Department of Housing and Urban Development ("HUD Code"), as amended in 2000, which preempts state and local building codes. Each unit is identified by the presence of a HUD Plate/Compliance Certificate label. The sections are then transported to the site and joined together and affixed to a pre-built permanent foundation (which satisfies the manufacturer's requirements and all state, county, and local building codes and regulations). The manufactured home is built on a non-removable, permanent frame chassis that supports the complete unit of walls, floors, and roof. The underneath part of the home may have running gear (wheels, axles, and brakes) that enable it to be transported to the permanent site. The wheels and hitch are removed prior to anchoring the unit to the permanent foundation. The manufactured home must be classified as real estate and taxed accordingly. The permanent foundation may be on land owned by the mortgager or may be on leased land.

     Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

     Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Loan, or a second lien, in the case of a Second Lien Loan, on the Mortgaged Property.

     Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit~A annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

     Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the applicable Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

     Mortgage Loan Documents: The documents required to be delivered to the Custodian pursuant to Subsection~6.03 hereof with respect to any Mortgage Loan.

     Mortgage Loan Package: Each pool of Mortgage Loans, which shall be purchased by the Purchaser from the Seller from time to time on each Closing Date.

     Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package: (1)~the Seller's Mortgage Loan identifying number; (2)~the Mortgagor's name; (3)~the street address of the Mortgaged Property including the city, state and zip code; (4)~a code indicating whether the Mortgaged Property is owner-occupied; (5)~the number and type of residential units constituting the Mortgaged Property; (6)~the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7)~the amount of monthly principal and interest collected on such Mortgage Loan during each of the 3 months preceding the related Cut-off Date; (8)~the Mortgage Interest Rate as of the related Cut-off Date; (9)~the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (10)~the stated maturity date; (11)~the first payment date; (12)~the amount of the Monthly Payment as of the related Cut-off Date; (13)~the last payment date on which a payment was actually applied to the outstanding principal balance or interest; (14)~the original principal amount of the Mortgage Loan; (15)~the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date;
(16)~a code indicating whether the Mortgage Loan is an FHA Mortgage Loan (i.e., Title~I loan); (17)~whether such Mortgage Loan provides for a Prepayment Penalty and, if applicable, the Prepayment Penalty period; (18)~the credit risk score (FICO score); (19)~the date of origination; (20)~a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan; (21)~the Due Date for the first Monthly Payment; (22)~the original Monthly Payment due; (23)~whether such Mortgage Loan was modified; (24)~whether such Mortgage Loan is a liquidated Mortgage Loan; (25)~the property type, if any, securing such Mortgage Loan (i.e., single family, Manufactured Home, cooperative, condominium, etc.);
(26)~whether such Mortgage Loan is a First Lien Loan, Second Lien Loan or unsecured; (27)~whether such Mortgage Loan is subject to bankruptcy and, if so, the type (i.e., Chapter~7 or Chapter~13) and the pre-petition and post-petition amounts outstanding under such Mortgage Loan; and (28)~whether the related Mortgagor requested relief under the Servicemember's Relief Act. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1)~the number of Mortgage Loans; (2)~the current aggregate outstanding principal balance of the Mortgage Loans; (3)~the weighted average Mortgage Interest Rate of the Mortgage Loans; (4)~the weighted average maturity of the Mortgage Loans; (5)~the applicable Cut-off Date; and (6)~the applicable Closing Date.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

     Mortgaged Property: With respect to each Mortgage Loan, the Mortgagor"s real property securing repayment of a related Mortgage Note, consisting of an unsubordinated estate in fee simple or, with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate, in a single parcel or multiple parcels of real property improved by a Residential Dwelling.

    Mortgagor: The obligor on a Mortgage Note.

     Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Seller, reasonably acceptable to the Purchaser.

     Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof. Preliminary Mortgage Schedule: As defined in Section~3.

     Prepayment Penalty: With respect to each Mortgage Loan, the penalty if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepaymen

      Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller in exchange for the Mortgage Loans purchased on such Closing Date as calculated in Section~4 of this Agreement.

       Purchaser: Franklin Credit ManagementCorporation, a Delaware corporation, and its successors in interest and assigns, or any successor to the Purchaser under this Agreement as herein provided.

       Reconstitution:  A Whole Loan Transfer or a Securitization Transfer.

       Reconstitution Date:  As defined in Section~13.

       Relief Act:  The Servicemembers' Civil Relief Act.

       Remittance Date: The date specified in the Interim Servicing Agreement (with respect to each Mortgage Loan, as specified therein).

       Repurchase Price: With respect to any Mortgage Loan, a price equal to the Purchase Price with respect to such Mortgage Loan (reduced by all amounts previously received by the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal made by the Seller prior to the Cut-off Date) plus accrued and unpaid interest at the Mortgage Note rate from and after the related Closing Date through the re-purchase date, plus any advances, costs, expenses, and out of pocket costs incurred by Purchaser in connection with such Mortgage Loan.

        Residential Dwelling: Any one of the following: (i)~a detached one-family dwelling, (ii)~a detached two- to four-family dwelling, (iii)~a one-family dwelling unit in a condominium project or (iv)~a one-family dwelling in a planned unit development, none of which is a dwelling unit in a residential cooperative housing corporation, mobile home or Manufactured Home.

         RESPA: Real Estate Settlement Procedures Act, as amended from time to time.
         Second  Lien Loan:  A  Mortgage  Loan  secured  by a second  lien
          Mortgage on the related Mortgaged Property.

         Securitization Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust or other entity as part of a publicly-issued or privately-placed, rated or unrated mortgage pass-through or other mortgage-backed securities transaction.

         Seller: As defined in the initial paragraph of the Agreement, together with its successors in interest.

         Servicing Fee: With respect to each Mortgage Loan subject to the Interim Servicing Agreement, a fee payable monthly equal to one-twelfth of the product of (a)~the Servicing Fee Rate and (b)~the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly and shall be pro-rated for any portion of a month during which the Mortgage Loan is serviced by the Interim Servicer under the Interim Servicing Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by this Agreement) of such Monthly Payment collected by the Interim Servicer,or as otherwise provided under this Agreement.

         Servicing Fee Rate: An amount per annum as set forth in the Interim Servicing Agreement.

         Servicing File: With respect to each Mortgage Loan, the file retained by the Interim Servicer consisting of originals or copies of all documents in the Mortgage File which are not delivered to the Purchaser or the Custodian.

         Servicing Rights: Any and all of the following: (a)~any and all rights to service the Mortgage Loans; (b)~any payments to or monies received by the Seller for servicing the Mortgage Loans; (c)~any late fees, penalties or similar payments with respect to the Mortgage Loans; (d)~all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Seller thereunder; (e)~all accounts and other rights to payment related to any of the property described in this paragraph; and (f)~any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

          Stated Principal Balance: As to each Mortgage Loan on any date of determination,(i)~the principal balance of such Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, to the extent actually received, minus (ii)~all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal on such Mortgage Loan.

           Successor Servicer: Any servicer of one or more Mortgage Loans designated by the Purchaser as being entitled to the benefits of the indemnifications set forth in Subsections 9.03 and 14.01.

       Whole Loan Transfer: The sale or transfer by Purchaser of some or all of the Mortgage Loans in a whole loan or participation format pursuant to a Reconstitution Agreement.


SECTION 2.        Agreement to Purchase.

               The Seller agrees to sell from time to time, and the Purchaser agrees to purchase from time to time, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount agreed to by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on each Closing Date. The price for each Mortgage Loan shall be the related Purchase Price as set forth in Section~4.

 SECTION 3.       Mortgage Schedules.

               The Seller from time to time shall provide the Purchaser with certain information constituting a preliminary listing of the Mortgage Loans to be purchased on each Closing Date in accordance with the
          instructions   of  the  Purchaser   (each,  a "Preliminary   Mortgage
          Schedule").

             The Seller shall deliver the related Mortgage Loan Schedule for the Mortgage Loans to be purchased on a particular Closing Date to the Purchaser at least two (2) Business Days prior to the related Closing Date.
SECTION 4.        Purchase Price.

               The "Purchase Price" for each Mortgage Loan shall be the percentage of par as stated in the related Assignment and Conveyance Agreement, multiplied by the aggregate principal balance, as of the related Cut-off Date, of such Mortgage Loan listed on the related Mortgage Loan Schedule. The initial principal amount of the related Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date.

               In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, up to 60 days of accrued interest on the current principal amount of each related Mortgage Loan (other than Liquidated Mortgage Loans) as of the related Cut-off Date only if such Mortgage Loan is less than 60~days delinquent as of the Cut-off Date. The Purchase Price plus accrued interest as set forth in the preceding sentence shall be paid to the Seller by wire transfer of immediately available funds to an account designated by the Seller in writing.

               The Purchaser shall be entitled to (1)~all principal collected on or after the related Cut-off Date, and (2)~all payments of interest on the Mortgage Loans net of applicable Servicing Fees (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date). If, after the related Closing Date, the Seller receives any such amounts payable to the Purchaser, the Seller shall, within 2 Business Days of receipt, forward such amounts to the Purchaser.

SECTION 5. Examination of Mortgage Files.

               At least ten (10) Business Days prior to the related Closing Date, the Seller shall (a)~deliver to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased, the related Mortgage File, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b)~make the related Mortgage File available to the Purchaser for examination at such other location as shall otherwise be acceptable to the Purchaser. Such examination may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and determines, in its sole discretion, that any Mortgage Loans are unacceptable to the Purchaser for any reason, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Purchaser may, at its option and without notice to the Seller, purchase some or all of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand repurchase or other relief as provided herein.
SECTION 6. Conveyance from Seller to Purchaser.

Subsection 6.01   Conveyance of Mortgage Loans.

               The Seller, simultaneously with the delivery of the Mortgage Loan Schedule with respect to the related Mortgage Loan Package to be purchased on each Closing Date, shall execute and deliver an Assignment and Conveyance Agreement in the form attached hereto as Exhibit~D (the "Assignment and Conveyance Agreement"). The Seller shall cause the Servicing File retained by the Interim Servicer pursuant to this Agreement to be appropriately identified in the Seller's computer system and/or books and records, as appropriate, to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Seller shall cause the Interim Servicer to release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement or the Interim Servicing Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection~9.03.

 Subsection 6.02    Books and Records.

               Record title to each Mortgage as of the related Closing Date shall be in the name of the Seller, an Affiliate of the Seller, the Purchaser or one or more designees of the Purchaser, as the Purchaser shall select. Notwithstanding the foregoing, each Mortgage and related Mortgage Note shall be possessed solely by the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller or the Interim Servicer after the related Cut-off Date on or in connection with a Mortgage Loan shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all funds received on or in connection with a Mortgage Loan shall be received and held by the Seller or the Interim Servicer in trust for the benefit of the Purchaser or the appropriate designee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

               The Seller shall be or shall cause the Interim Servicer to be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser.

               The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

Subsection 6.03   Delivery of Mortgage Loan Documents.

               The Seller shall deliver and release to the Custodian no later than two (2) Business Days prior to the related Closing Date those Mortgage Loan Documents set forth on Exhibit~A hereto as required by the Custodial Agreement with respect to each Mortgage Loan set forth on the related Mortgage Loan Schedule.

               The Custodian shall certify its receipt of all such Mortgage Loan
          Documents required to be delivered pursuant to the Custodial Agreement for the related Closing Date, as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Seller shall comply with the terms of the Custodial Agreement and the Purchaser shall pay all fees and expenses of the Custodian.

               The Seller shall or shall cause the Interim Servicer to include in the Servicing File original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Seller shall provide the Interim Servicer for inclusion in the Servicing File, with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall promptly provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety days of its submission for recordation.

               In the event any document required to be delivered to the Custodian in the Custodial Agreement, including an original or copy of any document submitted for recordation to the appropriate public recording office, is not so delivered to the Custodian, or to such other Person as the Purchaser shall designate in writing, within 90 days following the related Closing Date (other than with respect to the Assignments of Mortgage which shall be delivered to the Custodian in blank and recorded subsequently by the Purchaser or its designee), and in the event that the Seller does not cure such failure within 60 days of discovery or receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at the price and in the manner specified in Subsection~9.03. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver an original document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer"s certificate of a servicing officer of the Seller, confirming that such documents have been accepted for recording;
          provided that, upon request of the Purchaser and delivery by the Purchaser to the Seller of a schedule of the related Mortgage Loans, the Seller shall reissue and deliver to the Purchaser or its designee said officer's certificate.

               The Seller shall pay all fees or costs in transferring all original documents to the Custodian or, upon written request of the Purchaser, to the Purchaser or the Purchaser's designee. The Purchaser or the Purchaser's designee shall be responsible for recording the Assignments of Mortgage. Subsection 6.04 [Reserved].

SECTION 7.        Servicing of the Mortgage Loans.

               The Mortgage Loans have been sold by the Seller to the Purchaser on a servicing released basis. Subject to, and upon the terms and conditions of this Agreement and the Interim Servicing Agreement (with respect to each Mortgage Loan, for an interim period, as specified therein), the Seller hereby sells, transfers, assigns, conveys and delivers to the Purchaser the Servicing Rights.

               The Purchaser shall retain the Interim Servicer as contract servicer of the Mortgage Loans for an interim period pursuant to and in accordance with the terms and conditions contained in the Interim Servicing Agreement (with respect to each Mortgage Loan, for an interim period, as specified therein). The Seller shall cause the Interim Servicer to execute the Interim Servicing Agreement on the initial Closing Date.

               Pursuant to the Interim Servicing Agreement (with respect to each Mortgage Loan, for an interim period, as specified therein), the Interim Servicer shall begin servicing the Mortgage Loans on behalf of the Purchaser and shall be entitled to a Servicing Fee with respect to such Mortgage Loans until the applicable Transfer Date. The Interim Servicer shall conduct such servicing in accordance with the Interim Servicing Agreement.

SECTION 8. Transfer of Servicing.

               On the applicable Transfer Date, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Seller shall cause the Interim Servicer to cease all servicing responsibilities related to, the related Mortgage Loans subject to such Transfer Date. The Transfer Date shall be the date determined in accordance with Section!~6.02 of the Interim Servicing Agreement(with respect to each Mortgage Loan, for an interim period, as specified therein).
               On or prior to the applicable Transfer Date, the Seller shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

               (a) Notice to Mortgagors. The Seller shall cause the Interim Servicer to mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990; provided, however, the content and format of the letter shall have the prior approval of the Purchaser. The Seller shall cause the Interim Servicer to provide the Purchaser with copies of all such related notices no later than the Transfer Date.

               (b) Notice to Taxing Authorities and Insurance Companies. The Seller shall cause the Interim Servicer to transmit to the applicable taxing authorities and insurance companies and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Purchaser from and after the Transfer Date. The Seller shall cause the Interim Servicer to provide the Purchaser with copies of all such notices no later than the Transfer Date.

               (c) Delivery of Servicing Records. The Seller shall cause the Interim Servicer to forward to the Purchaser, or its designee, all servicing records and the Servicing File in the Interim Servicer's possession relating to each related Mortgage Loan including the information enumerated in the Interim Servicing Agreement (with respect to each such Mortgage Loan, for an interim period, as specified therein).

               (d) [Reserved.]

               (e) [Reserved.]
..
               (f) Mortgage Payments Received Prior to Transfer Date. Prior to the Transfer Date all payments received by the Interim Servicer or the Seller on each related Mortgage Loan shall be properly applied by the Seller to the account of the particular Mortgagor.

               (g) Mortgage Payments Received after Transfer Date. The amount of any related Monthly Payments received by the Seller after the Transfer Date shall be properly endorsed and forwarded to the Purchaser by overnight mail on the date of receipt at the expense of the Purchaser.

               (h) Misapplied Payments. Misapplied payments shall be processed as follows:

               (i) All parties shall cooperate in correcting misapplication errors;

               (ii) The party receiving notice of a misapplied payment occurring prior to the applicable Transfer Date and discovered after the Transfer Date shall immediately notify the other party;

               (iii) If a misapplied payment which occurred prior to the Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in the Collection Account, the Seller shall be liable for the amount of such shortage. The Seller shall reimburse the Purchaser for the amount of such shortage within thirty (30)~days after receipt of written demand therefor from the Purchaser;

               (iv) If a misapplied payment which occurred prior to the Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five
          (5)~Business Days after notice thereof by the other party; and

               (v) Any check issued under the provisions of this Section~8(h) shall be accompanied by a statement indicating the corresponding Seller and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

               (i) Books and Records. On the Transfer Date, the books, records and accounts of the Seller with respect to the related Mortgage Loans shall be in accordance with all applicable Purchaser requirements.

               (j) Reconciliation. The Seller shall, on or before the Transfer Date, reconcile principal balances and make any necessary monetary adjustments. Any such monetary adjustments will be transferred between the Seller and the Purchaser as appropriate.

               (k) IRS Forms. The Seller shall or shall cause the Interim Servicer to file all IRS forms 1099, 1099A, 1098 or 1041 and K-1 which are required to be filed on or before January 31, 2005 in relation to the servicing and ownership of the related Mortgage Loans. The Seller shall provide, in electronic format, the data used to prepare such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Seller's failure to comply with this paragraph.

SECTION 9. Representations, Warranties and Covenants of the Seller; Remedies for Breach.

Subsection 9.01   Representations and Warranties Regarding the Seller.

               The Seller represents, warrants and covenants to the Purchaser that as of the date hereof and as of each Closing Date:
               (a) Due Organization and Authority. The Seller is a corporation, validly existing, and in good standing under the laws of its jurisdiction of incorporation or formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller. The Seller has corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement has been duly executed and delivered and constitutes the valid, legal, binding and enforceable obligation of the Seller, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and
          (ii)~general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

               (b) No Consent Required. No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Seller is required or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date, be obtained;

               (c) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

               (d) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition or origination of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter, by-laws or other organizational documents or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Purchaser to realize the full amount of any insurance benefits accruing pursuant to this Agreement;

               (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

               (f) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of Seller's creditors;

               (g) Anti-Money  Laundering Laws. The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws;

               (h) Delivery to the Custodian. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, shall be delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. With respect to each Mortgage Loan, the Seller will be in possession of a complete Mortgage File in compliance with Exhibit~A hereto, except for such documents as will be delivered to the Custodian;

               (i) No Untrue Information. Neither this Agreement nor any information, statement, tape, diskette, report, form, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby (including any Securitization Transfer or Whole Loan Transfer) contains or will contain any untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained herein or therein not misleading;

               (j) No Brokers. The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;
               (k) Sale Treatment. The Seller expects to be advised by its independent certified public accountants that under generally accepted accounting principles the transfer of the Mortgage Loans will be treated as a sale on the books and records of the Seller and the Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for tax and accounting purposes;

               (l) Owner of Record. The Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, except for the Assignments of Mortgage which have been sent for recording, and upon recordation the Seller will be the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

               (m) Reasonable Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans; and

               (n) Credit Reporting. The Seller, as Interim Servicer, will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis. Additionally, the Seller, as Interim Servicer, will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, the Seller, as Interim Servicer, agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

Subsection 9.02 Representations and Warranties Regarding Individual Mortgage Loans.
               The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage Loan:

               (a) Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

               (b) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except by a written instrument which has been delivered to the Custodian or to such other Person as the Purchaser shall designate in writing, and the terms of which are reflected in the related Mortgage Loan Schedule. The substance of any such waiver is reflected on the related Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian or to such other Person as the Purchaser shall designate in writing and the terms of which are reflected in the related Mortgage Loan Schedule;

               (c) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law or regulations including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and all predatory and abusive lending laws applicable to the Mortgage Loan, including, without limitation, any provisions relating to prepayment penalties, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

               (d) Valid First or Second Lien.  Each  Mortgage with respect to a
          Mortgage Loan identified as a First Lien Loan or Second Lien Loan on the related Mortgage Loan Schedule, is a valid, subsisting, enforceable and perfected, first lien (with respect to a First Lien
          Loan) or second lien (with respect to a Second Lien Loan) on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien (with respect to a First Lien Loan) or second lien (with respect to a Second Lien Loan) and first priority (with respect to a First Lien Loan) or second priority (with respect to a Second Lien Loan) security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser;

               (e) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms (including, without limitation, any provisions therein relating to prepayment penalties). All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by other such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller in connection with the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

               (f) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

               (g) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note and upon the sale of the Mortgage Loans to the Purchaser, the Seller will retain the Mortgage Files or any part thereof with respect thereto not delivered to the Custodian, the Purchaser or the Purchaser's designee, in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan. After the related Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

              (h) Ability to Service. The Seller is an approved seller/servicer of residential mortgage loans for FHA with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Seller is in good standing to sell mortgage loans to and service mortgage loans for FHA, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with FHA eligibility requirements or which would require notification to FHA;

              (i) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in paragraph (d) above;

              (j) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the Custodial Agreement for each Mortgage Loan have been delivered to the Custodian. The Seller is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit~A hereto, except for such documents the originals of which have been delivered to the Custodian;

               (k) Collection Practices. The origination, servicing and collection practices used by the Seller and the Interim Servicer with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper;

               (l) FHA Mortgage Loans. Except for those Mortgage Loans identified on the related Mortgage Loan Schedule as FHA Mortgage Loans (i.e., Title~I loans), no Mortgage Loan is an FHA Mortgage Loan (i.e., Title~I loan);

               (m) Recordation. Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded; and

              (n) Except with respect to normal and customary bankruptcy and foreclosure proceedings, there is no action, suit, proceeding or investigation pending or threatened with respect to any Mortgage Loan, before any court, administrative agency or other tribunal.

Subsection 9.03   Remedies for Breach of Representations and Warranties.

               It is understood and agreed that the representations and warranties set forth in Subsections 9.01 and 9.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.

               Within 60 days of the earlier of either discovery by or notice to the Seller of any such breach of a representation or warranty, which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the value of the applicable Mortgage Loan or the interest of the Purchaser therein in the case of a representation and warranty relating to a particular Mortgage Loan), the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Subsection`9.01, and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans affected by such breach shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Subsection~9.03 shall be accomplished by either (a)~if the Interim Servicing Agreement has been entered into and is in effect, deposit in the Collection Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future distribution or
          (b)~if the Interim Servicing Agreement has not been entered into or is no longer in effect, by direct remittance of the Repurchase Price to the Purchaser or its designee in accordance with the Purchaser's instructions.

               At the time of repurchase, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement.

               In addition to such repurchase obligation, the Seller shall indemnify the Purchaser and its present and former directors, officers, employees and agents and any successor Servicer and its present and former directors, officers, employees and agents and hold such parties harmless against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller representations and warranties contained in this Agreement or any Reconstitution Agreement. It is understood and agreed that the obligations of the Seller set forth in this Subsection~9.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser and Successor Servicer as provided in this Subsection~9.03 and in Subsection~14.01 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. For purposes of this paragraph "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement and "Successor Servicer" shall mean any Person designated as the Successor Servicer pursuant to this Agreement and any and all Persons who previously were "Successor Servicers" pursuant to this Agreement.

               Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections~9.01 and 9.02 shall accrue as to any Mortgage Loan upon
          (i)~discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii)~failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and
          (iii)~demand upon the Seller by the Purchaser for compliance with this Agreement.

SECTION 10.       Closing.

               The  closing  for the  purchase  and sale of each  Mortgage  Loan
          Package shall take place on the related Closing Date. At the Purchaser's option, each Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

               The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

               (i) at least two Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem, a listing on a loan-level basis of the necessary information to compute the Purchase Price of the Mortgage Loans delivered on such Closing Date (including accrued interest), and prepare a Mortgage Loan Schedule;

               (ii) all of the representations and warranties of the Seller under this Agreement and of the Interim Servicer under the Interim Servicing Agreement (with respect to each Mortgage Loan for an interim period, as specified therein) shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the Interim Servicing Agreement;

               (iii) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents as specified in Section~11 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

               (iv) the Seller shall have delivered and released to the Custodian all documents required pursuant to the Custodial Agreement; and

               (v) all other terms and conditions of this Agreement shall have been complied with.

              Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus any applicable accrued interest pursuant to Section~4 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

SECTION 11.       Closing Documents.

The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:
(1) this Agreement (to be executed and delivered only for the initial Closing Date);

(2) the Interim Servicing Agreement, dated as of the initial Cut-off Date (to be executed and delivered only for the initial Closing Date);

(3) with respect to the initial Closing Date, the Custodial Agreement, dated as of the initial Cut-off Date;

(4) the related Mortgage Loan Schedule to be attached to the related Assignment and Conveyance as the Mortgage Loan Schedule thereto);

(5) with respect to the initial Closing Date, an Officer's Certificate, in the form of Exhibit~C hereto with respect to each of the Seller, including all attachments thereto; with respect to subsequent Closing Dates, an Officer's Certificate upon request of the Purchaser;

(6) with respect to the initial Closing Date, an Opinion of Counsel of the Seller (who may be an employee of the Seller), in the form of Exhibit~D hereto ("Opinion of Counsel of the "Seller"); with respect to subsequent Closing Dates, an Opinion of Counsel of the Seller upon request of the Purchaser;

(7) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable; and.

(8) Assignment and Conveyance Agreement in the form of Exhibit~D hereto, and all exhibits thereto.

The Seller shall bear the risk of loss of the closing documents until such time as they are received by the Purchaser or its attorneys.

SECTION 12.       Costs.

The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and custodial fees. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans and the Servicing Rights and the Seller's attorney's fees, shall be paid by the Seller.

SECTION 13.       Cooperation of Seller with a Reconstitution.

               The Seller and the Purchaser agree that with respect to some or all of the Mortgage Loans, after the related Closing Date, on one or more dates (each, a "Reconstitution Date") at the Purchaser's sole option, the Purchaser may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

(i)      one or more third party purchasers in one or more Whole Loan Transfers;
 or

(ii) one or more trusts or other entities to be formed as part of one or more Securitization Transfers.

               With respect to each Whole Loan Transfer and each Securitization Transfer entered into by the Purchaser, the Seller agrees to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures. The Seller shall provide to such servicer or issuer, as the case may be, and any other participants or purchasers in such Reconstitution: (i)~any and all information and appropriate verification of information which may be reasonably available to the Seller or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Purchaser or any such other participant shall request; and (ii)~such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller or the Interim Servicer as are reasonably believed necessary by the Purchaser or any such other participant. For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement. Any costs incurred by the Seller in connection with its cooperation pursuant to this Section~13 shall be at the expense of the Purchaser.

               In the event the  Purchaser has elected to have the Seller or the
          Interim Servicer hold record title to the Mortgages, prior to the Reconstitution Date, the Seller shall prepare an assignment of mortgage in blank or to the prospective purchaser or trustee, as applicable, from the Seller or the Interim Servicer, as applicable, acceptable to the prospective purchaser or trustee, as applicable, for each Mortgage Loan that is part of the Reconstitution and shall pay all preparation and recording costs associated therewith. In connection with the Reconstitution, the Seller shall execute or shall cause the Interim Servicer to execute each assignment of mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the prospective purchaser or trustee, as applicable, upon the Seller's receipt thereof. Additionally, the Seller shall prepare and execute or shall cause the Interim Servicer to execute, at the direction of the Purchaser, any note endorsement in connection with any and all seller/servicer agreements.

               All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and, if the Interim Servicing Agreement shall remain in effect with respect to the related Mortgage Loan Package, shall continue to be serviced in accordance with the terms of this Agreement and the Interim Servicing Agreement and with respect thereto this Agreement shall remain in full force and effect.

SECTION 14.       The Seller.

Subsection 14.01  Additional Indemnification by the Seller; Third Party Claims.
               (a) The Seller shall indemnify the Purchaser and its present and former directors, officers, employees and agents and any Successor Servicer and its present and former directors, officers, employees and agents, and hold such parties harmless against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses (including legal fees and expenses incurred in connection with the enforcement of the Seller's indemnification obligation under this Subsection~14.01) and related costs, judgments, and any other costs, fees and expenses that such parties may sustain in any way related to the failure of the Seller to perform its duties and the Interim Servicer to service the Mortgage Loans in strict compliance with the terms of this Agreement or any breach of any of Seller's representations, warranties and covenants set forth in this Agreement (provided that such costs shall not include any lost profits). For purposes of this paragraph "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement and "Successor Servicer" shall mean any Person designated as the Successor Servicer pursuant to this Agreement and any and all Persons who previously were "Successor Servicers" pursuant to this Agreement.
               (b) Promptly after receipt by an indemnified party under this Subsection~14.01 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Subsection~14.01, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Subsection~14.01, except to the extent that it has  been  prejudiced  in any  material  respect,  or from any liability which it may have, otherwise than under this Subsection~14.01. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for expenses incurred by the indemnified party in connection with the defense thereof unless (i)~the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable)), (ii)~the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii)~the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

Subsection 14.02  Merger or Consolidation of the Seller.

               The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

               Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the creditworthiness of the successor or surviving Person shall not be materially and adversely different from the creditworthiness of the Seller at such time.

SECTION 15.       Financial Statements.

               The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers audited financial statements of the Seller for the most recently completed three fiscal years respecting which such statements are available. The Seller shall also make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller shall also make available information on its servicing performance with respect to loans serviced for others, including delinquency ratios.

               The Seller also agrees to allow reasonable access to a knowledgeable financial or accounting officer for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller.

                    Notwithstanding anything to the contrary in this Section~15, the Purchaser shall not disclose any financial statements received under this Section~15 without the prior written consent of the Seller, except to the extent that it is appropriate for the Purchaser to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

SECTION 16.       [Reserved].

SECTION 17.       Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:
(i)      if to the Seller:

                           Master Financial, Inc.
                           505 City Parkway West, Suite 800
                           Orange, California  92868
                           Attention:  Michael J. Kim
(ii)     if to the Purchaser:

                           Franklin Credit Management Corporation
                           6 Harrison Street, 6th Floor
                           New York, New York  10013
                           Attention:  Alan Joseph

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 18.       Severability Clause.

Any part, provision representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 19.       Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 20.       Governing Law.

This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the substantive laws of the State of New York (without regard to conflicts of laws principles), except to the extent preempted by Federal law.

SECTION 21.       Intention of the Parties.

It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. Moreover, the arrangement under which the Mortgage Loans are held shall be consistent with classification of such arrangement as a grantor trust in the event it is not found to represent direct ownership of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

SECTION 22.       Successors and Assigns; Assignment of Purchase Agreement.

                    This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective permitted successors and assigns of the Seller and the successors and assigns of the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the prior written consent of the Purchaser. This Agreement may be assigned, pledged or hypothecated by the Purchaser in whole or in part, and with respect to one or more of the Mortgage Loans, without the consent of the Seller. In the event the Purchaser assigns this Agreement, and the assignee assumes any of the Purchaser's obligations hereunder, the Seller acknowledges and agrees to look solely to such assignee, and not to the Purchaser, for performance of the obligations so assumed and the Purchaser shall be relieved from any liability to the Seller with respect thereto.

SECTION 23.       Waivers.
                    No term or  provision  of this  Agreement  may be  waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 24.       Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 25.       General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
(a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;
(b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;
(c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;
(d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;
(e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and
(f) the term "include" or "including" shall mean without limitation by reason of enumeration.

SECTION 26.       Reproduction of Documents.

                    This   Agreement   and  all  documents   relating   thereto,
               including, without limitation, (a)~consents, waivers and modifications which may hereafter be executed, (b)~documents received by any party at the closing, and (c)~financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 27.       Further Agreements.

The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

SECTION 28.       [Reserved].

SECTION 29.       No Solicitation.

From and after the related Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail (via electronic means or otherwise), solicit a Mortgagor under any Mortgage Loan for the purpose of refinancing a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that the Seller, or any of its respective affiliates:
                    (i) may advertise its availability for handling refinancings of mortgages in its portfolio, including the promotion of terms it has available for such refinancings, through the sending of letters or promotional material, so long as it does not specifically target Mortgagors and so long as such promotional material either is sent to the mortgagors for all of the mortgages in the servicing portfolio of the Seller and any of its affiliates (those it owns as well as those serviced for others); and
                    (ii) may provide pay-off information and otherwise cooperate with individual mortgagors who contact it about prepaying their mortgages by advising them of refinancing terms and streamlined origination arrangements that are available.

Promotions undertaken by the Seller or by any affiliate of the Seller which are directed to the general public at large (including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements), shall not constitute solicitation under this Section~29.

SECTION 30.       Waiver of Trial by Jury.

THE SELLER AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 31.       Governing Law Jurisdiction; Consent to Service of Process.

THIS AGREEMENT SHALL BE DEEMED IN EFFECT WHEN A FULLY EXECUTED COUNTERPART THEREOF IS RECEIVED BY THE PURCHASER IN THE STATE OF NEW YORK AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW RULES AND PRINCIPLES. EACH OF THE PURCHASER AND THE SELLER IRREVOCABLY (I)~SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II)~WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III)~AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV)~CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

                                             [Signature Page Follows]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.


                              FRANKLIN CREDIT MANAGEMENT CORPORATION
                                       (Purchaser)


                         By:______________________________________
                         Name:____________________________________
                         Title:___________________________________


                                   MASTER FINANCIAL, INC.
                                         (Seller)


                         By:_______________________________________
                         Name:_____________________________________
                         Title:____________________________________

                                    EXHIBIT A

                         CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Custodian, or to such other Person as the Purchaser shall designate in writing, pursuant to Section~6 of the Mortgage Loan Purchase and Warranties Agreement to which this
Exhibit is attached (the "Agreement"):

(a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Seller that state law so allows. If
         the  Mortgage  Loan was  acquired by the Seller in  a  merger,   the
         endorsement  must  be  by  "[Last  Endorsee],   successor  by  merger
         to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

(b) [the original of any guarantee executed in connection with the Mortgage Note;]

(c) the original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i)~in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii)~in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(e) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]";

(f) the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Seller to the Last Endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i)~in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii)~in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(g) the original FHA Contract of Insurance, with respect to each FHA Mortgage Loan; and

(h) the original or, if unavailable, a copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the related Closing Date, an Officer's Certificate which shall (i)~identify the recorded document, (ii)~state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii)~state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and
(iv)~specify the date the applicable recorded document will be delivered to the Custodian; provided, however, that any recorded document shall in no event be delivered later than one year following the related Closing Date. An extension of the date specified in clause (iv)~above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                    EXHIBIT B

                         SELLER'S OFFICER'S CERTIFICATE

                    I,  ____________________,  hereby certify that I am the duly elected [Vice]~President of Master Financial, Inc., a corporation organized under the laws of the state of California (the "Company") and further as follows:
                    (i) Attached hereto as Exhibit~1 is a true, correct and complete copy of the Articles of Incorporation of the Company dated September~8, 1981 along with an Amendment to Articles of Incorporation dated December~11, 2002, which are both in full force and effect on the date hereof.
                    (ii) Attached hereto as Exhibit~2 is a true, correct and complete copy of the bylaws of the Company which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since ___________.
                    (iii) Attached hereto as Exhibit`3 is an original certificate of good standing of the Company issued within fifteen days of the date hereof, and no event has occurred since the date thereof which would impair such standing.
                    (iv) Attached hereto as Exhibit~4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Company authorizing the Company to execute and deliver (a)the Mortgage Loan Purchase and Warranties Agreement, dated as of September 24, 2004 (the "Purchase Agreement"), by and between Franklin Credit Management Corporation (the "Purchaser") and the Company and (b)~the Servicing Agreement, dated as of September~24, 2004 (the "Servicing Agreement"), by and between the Purchaser and the Company, and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since ____________.
                    (v) Either (i)~no consent, approval,  authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Purchase Agreement, the sale of the mortgage loans or the consummation of the transactions contemplated by the agreements; or (ii)~any required consent, approval, authorization or order has been obtained by the Company.
                    (vi) Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Purchase Agreement conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company or, to the best of my knowledge, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.
                    (vii) To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Purchase Agreement, or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement.
                    (viii) Each person listed on Exhibit~5  attached hereto who, as an officer or representative of the Company, signed (a)~the Purchase Agreement, and (b)~any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit~5, and the signatures of such persons appearing on such documents are their genuine signatures.
                    (ix) The Company is duly authorized to engage in the transactions described and contemplated in the Purchase Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.


Dated:____________________                  By:___________________________
                                            Name:_________________________
[Seal]                                      Title:   [Vice] President

I,      ________________________,      an      [Assistant]      Secretary     of
______________[COMPANY], hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.


                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:____________________                  By:___________________________
                                            Name:_________________________
                                            Title:   [Assistant] Secretary

                                                   EXHIBIT 5 to

                    Company's Officer's Certificate



   NAME                       TITLE                             SIGNATURE








------------------------------------------------------------------------------

                                    EXHIBIT C

                    FORM OF OPINION OF COUNSEL TO THE SELLER

                                                      (date)

Franklin Credit Management Corporation
6 Harrison Street, 6th Floor
New York, New York 10013

Dear Sirs:

          You have requested our opinion, as counsel to Master Financial, Inc. (the "Company"), with respect to certain matters in connection with the sale by the Company of the Mortgage Loans pursuant to that certain
Mortgage Loan Purchase and Warranties Agreement by and between the Company and Franklin Credit Management Corporation (the "Purchaser"), dated as of September 24, 2004 (the "Purchase Agreement"), which Mortgage Loans will be serviced on an interim basis by the Company pursuant to an Interim Servicing Agreement dated as of September 24, 2004 between the Purchaser and the Company (the "Servicing Agreement", and collectively with the Purchase Agreement, the "Agreements"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

We have examined the following documents:
(i)      the Purchase Agreement;
(ii)     the Servicing Agreement;
(iii) the forms of Assignment of Mortgage and a corresponding form of assignment of deed of trust ("Assignment of Deed of Trust");
(iv)     the form of endorsement of the Mortgage Notes;
(v) a Certificate of certain officers of the Company which, among other things, identifies contracts to which the Company is a party or by which its assets are bound, and which are material to it (the "Material Contracts") and
(vi) such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

To the extent we have deemed necessary and proper, we have relied upon the representations and warranties of the Company contained in the Purchase Agreement. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents. We have also assumed, with your consent, that for all relevant purposes the laws of the State of New York are identical to the laws of the State of California. Each of the statements set forth below that is made "to our knowledge" is subject to the discussion set forth below concerning the basis of our knowledge.

 Based upon the foregoing, it is our opinion that:
1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is qualified to transact business in, and is in good standing under, the laws of the State of California.
2. The Company has the power to engage in the transactions contemplated by the Agreements and all requisite power, authority and legal right to execute and deliver the Agreements and to perform and observe the terms and conditions of the Agreements.
3. The Agreements have been duly authorized, executed and delivered by the Company, and are the legal, valid and binding agreement enforceable in accordance with its terms against the Company, subject to the exceptions, limitations and qualifications set forth below.
4. The officers of the Company have been duly authorized to execute any and all documents by original signature in order to complete the transactions contemplated by the Agreements.
5. The officers of the Company have been duly authorized to execute the endorsements to the Mortgage Notes, the Assignments of Mortgages and the Assignment of Deed of Trust.
6. Either (i)~no consent, approval, authorization or order of any California or federal governmental agency or body or, to our knowledge, any court is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreements and the sale of the Mortgage Loans by the Company or the consummation of the transactions contemplated by the Agreements or (ii)~any such required consent, approval, authorization or order has been obtained by the Company.
7. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Agreements conflict or will conflict with or results or will result in a breach of or constitute or will constitute a default under the charter or by-laws of the Company or the material terms of any Material Contract, or violates any California or federal statute or rule, or regulation, or to our knowledge any order, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.
8. To our knowledge, except as set forth in Exhibit A hereto, there is no action, suit, proceeding or investigation pending or threatened against the Company which, in our judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreements or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreements.
9. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreements is sufficient to fully transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

The opinions expressed in paragraph 3 above are subject to the following exceptions, qualifications and limitations:

(i) The enforceability of the Agreements is subject to the effect of bankruptcy , insolvency, reorganization, fraudulent conveyance, moratorium, or other similar laws of general application, or legal or equitable principles relating to, limiting, or affecting the enforceability of creditors' rights generally, or limitations on the availability of equitable remedies, including, without limitation, specific performance or injunctive relief, whether considered in a proceeding at law or in equity;

(ii) The enforceability of the Agreements is subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, and good faith and fair dealing;

(iii) The enforceability of the Agreements is subject to the effect of laws and/or court decisions which may limit or prohibit the effectiveness, validity, and/or enforceability of provisions waiving, releasing, or indemnifying a party against liability for its own wrongful or negligent acts or where the indemnification is contrary to public policy;

(iv) We express no opinion regarding the enforceability of contractual provisions waiving broadly or vaguely stated rights, statutory or constitutionally protected rights or unknown future rights where such waivers are against public policy or prohibited by law or equity, or of provisions that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or together with any other right or remedy, or that the election of some particular remedy or remedies does not preclude resource to one or more others;

(v) We express no opinion concerning the enforceability of: (1) the provisions of the Agreements which choose as the governing law of such documents the laws of any particular state; (2) any waiver of the right to trial by jury; or (3) forum selection clauses or consent to jurisdiction clauses.

With respect to our opinions in paragraphs 6 and 7 relating to the requirement of obtaining the consent of a California or federal governmental body or agency, and the absence of conflicts between the transactions contemplated by the Agreements and California and federal statutes, rules and regulations, our opinions are limited to those California and federal statutes, rules and regulations that a lawyer practicing in the State of California exercising customary professional diligence would reasonably recognize as being directly applicable to the Borrowers the transactions contemplated by the Agreements, or any or all of them.
With respect to the statements in paragraphs 6, 7 and 8 above which are stated to be "to our knowledge," we have, with your consent, advised you only concerning knowledge obtained by us as a result of the Officers' Certificate and the actual present knowledge of those attorneys in our firm who have given substantive attention to the representation described in the introductory paragraph of this opinion and does not include any knowledge of any other attorneys within our firm (regardless of whether they have represented or are representing the Company in connection with any other matters) or any constructive or imputed knowledge of any matters or items of information. Except to that limited extent we have, with your consent, made no independent review of litigation indices, public records or of any of the Company's operations, transactions or contractual arrangements, except for those contracts identified in the Officers' Certificate.

Except as otherwise set forth in the Agreements, we assume no obligation to revise this opinion or alter its conclusions to update or support this letter to reflect any facts or circumstances that may hereafter develop.

This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of the date of this opinion.

                                                   Respectfully submitted,

                                    EXHIBIT D

                   FORM OF ASSIGNMENT AND CONVEYANCE AGREEMENT

On this ___ day of ____________,  ________,  _______________  ("Seller"), as the
Seller under that certain Mortgage Loan Purchase and Warranties Agreement, dated as of September [~~, 2004 (the "Purchase Agreement", acknowledges receipt of the purchase price of $ [ ] together with accrued interest of $[ ] and does hereby sell, transfer, assign, set over and convey to Franklin Credit Management Corporation ("Purchaser") as the Purchaser under the Agreements (as defined below) without recourse, but subject to the terms of the Agreements, all right, title and interest of, in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit~A (the "Mortgage Loans"), together with the Mortgage Files and the related Servicing Rights and all rights and obligations arising under the documents contained therein. Pursuant to Section~6 of the Purchase Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Purchase Agreement. The ownership of each Mortgage Note, Mortgage and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in a custodial capacity only.

     In accordance with Section~6 of the Purchase Agreement, the Purchaser accepts the Mortgage Loans listed on Exhibit~A attached hereto. Notwithstanding the foregoing the Purchaser does not waive any rights or remedies it may have under the Purchase Agreement.
 Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

                                             [SIGNATURE PAGE FOLLOWS]

                                  MASTER FINANCIAL, INC.


                          By:  _____________________________
                          Name:  ___________________________
                          Title:  __________________________


Accepted and Agreed:

FRANKLIN CREDIT MANAGEMENT CORPORATION



By:  _____________________________________________________
     Name:
     Title:

                                                     EXHIBIT A


                                      TO ASSIGNMENT AND CONVEYANCE AGREEMENT





                                                THE MORTGAGE LOANS